Exhibit 99.1

Written Statement of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Wabash National Corporation (the “Company”), each hereby certifies that, to his knowledge, on the date hereof:

(a)	the Form 10Q, Quarterly Report Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934 of the Company for the quarter ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William P. Greubel William P. Greubel Chief Executive Officer November 13, 2002

/s/ Mark R. Holden Mark R. Holden Chief Financial Officer November 13, 2002